Announcing a Strategic Combination

September 17, 2010

INTERNAL USE ONLY

Transaction Overview

SLC has entered into a series of transactions to transform the business:

–	Discover Financial Services has announced an agreement to acquire SLC and its ongoing private student loan business.
–	Discover also will acquire $4 billion of private loans.
–	Separately, Sallie Mae will acquire $28 billion of federal loans and related assets.
–	Citibank will acquire certain federal and private loans and other assets totaling $8.7 billion.
–	Shareholders of SLC will receive $30 per share upon closing.
The transactions are subject to regulatory approvals, shareholder approval, and other conditions. Closing is expected by the end of 2010.

2
INTERNAL USE ONLY

SLC’s Franchise Value

•	Discover values our functional expertise and outstanding network of relationships with colleges and universities that complements their own.
•	Discover intends to leverage and build upon our:
–	52 years of experience
–	Proven market leadership
–	Robust distribution
–	Private loan product expertise
•	Combining our private student loan capabilities enables delivery of a more robust, comprehensive product suite, industry leading service, and reliable access to affordable education.

3
INTERNAL USE ONLY

What Does This Mean for Us?

•	Discover has significantly grown its private loan business quickly.
•	Discover is expanding its business and highly values SLC’s talent and capabilities.
•	Discover has expressed interest in retaining a significant number of SLC’s employees.
•	After closing, SLC employees will become employees of Discover. Citibank employees who support SLC’s current business will continue to be part of Citibank.

4
INTERNAL USE ONLY

Expectations in the Coming Months

•	SLC and Discover will operate independently and originate private loans separately prior to the closing.
•	All companies involved will be working closely to minimize disruption of funding or service to customers.
•	We will work collaboratively with the parties to support:
–	Deconverting $28B of federal loans and related assets to Sallie Mae
–	Integrating the SLC and Discover businesses and the ongoing servicing of the $4B private loan portfolio
–	Continuing to support the remaining federal and private loans owned by Citibank

5
INTERNAL USE ONLY

You Are What Makes Us Successful

•	You understand this business and our customers.
•	You have executed flawlessly.
•	We need your help to ensure that the transition will be seamless for customers.
•	Thank you for your continued commitment through this transformation.

6
INTERNAL USE ONLY

Additional Information about the Merger and Where to Find It

In connection with this proposed transaction, The Student Loan Corporation (the “Company”) will file a proxy statement with the Securities and Exchange Commission (“SEC”). STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT FILED WITH THE SEC CAREFULLY AND IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The final proxy statement will be mailed to the Company’s stockholders. In addition, stockholders will be able to obtain the proxy statement and all other relevant documents filed by the Company with the SEC free of charge at the SEC’s Web site www.sec.gov or from The Student Loan Corporation, Investor Relations Department, at 750 Washington Blvd., Stamford, Connecticut, 06901, Telephone (203) 975-6320.

Participants in the Solicitation

The Student Loan Corporation and its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed transaction. Information about the Company and its directors and executive officers, and their ownership of the Company’s securities, is set forth in the proxy statement for the 2010 Annual Meeting of Stockholders of the Company, which was filed with the SEC on April 2, 2010. Additional information regarding the interests of those persons may be obtained by reading the proxy statement when it becomes available.

Forward-Looking Statements

Certain statements in this document are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and are subject to uncertainty and changes in circumstances. Actual results may differ materially from those included in these statements due to a variety of factors. More information about these factors is contained in the Company’s filings with the U.S. Securities and Exchange Commission.

7
INTERNAL USE ONLY